UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

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AMEDISYS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2023

Commission File Number: 0-24260

Amedisys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816
(Address and zip code of principal executive offices)

(225) 292-2031 or (800) 467-2662
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock. $0.001 par value per share	AMED	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 8 — OTHER EVENTS

Item 8.01	Other Events

As previously disclosed and reported in the Current Report on Form 8-K filed by Amedisys, Inc. (“Amedisys” or the “Company”), on June 26, 2023, with the Securities and Exchange Commission (the “SEC”), on June 26, 2023, Amedisys, UnitedHealth Group Incorporated, a Delaware corporation (“UnitedHealth Group”) and Aurora Holdings Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of UnitedHealth Group (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of specified conditions set forth therein, the merger of Merger Sub with and into Amedisys (the “Merger”), with Amedisys surviving the Merger as a wholly owned subsidiary of UnitedHealth Group. On July 31, 2023, Amedisys filed with the SEC its preliminary proxy statement (the “Preliminary Proxy Statement”).  On August 10, 2023, Amedisys filed with the SEC a definitive proxy statement (the “Definitive Proxy Statement”) in connection with the Merger.

Following the announcement of the Merger, nine purported stockholders filed complaints as individual actions. Of these complaints, seven have been filed in the United States District Court for the Southern District of New York. Such complaints allege that the Preliminary Proxy Statement—and in the case of the Persich Complaint (as hereinafter defined), the Weiss Complaint (as hereinafter defined), the Murray Complaint (as hereinafter defined) and the Bryd Complaint (as hereinafter defined), the Definitive Proxy Statement—omits material information with respect to the Merger and that, as a result, all defendants violated Section 14(a) of the Exchange Act and that each Board member violated Section 20(a) of the Exchange Act. Similar allegations with respect to the Definitive Proxy Statement are also made in the eighth complaint which has been filed as an individual action in the United States District Court of Delaware. The final complaint has been filed as an individual action in the 19th Judicial District Court for the Parish of East Baton Rouge State of Louisiana. Such complaint similarly alleges that the Definitive Proxy Statement omitted material information relating to Amedisys’ financial projections and the conflicts of interest of Guggenheim Securities in connection with the Merger. This complaint asserts negligent misrepresentation and negligence against all defendants (Amedisys and the Amedisys Board) under the Louisiana Civil Code. Only two of these complaints seek, among other things, an injunction enjoining the stockholder vote on the Merger and the consummation of the Merger unless and until certain additional information is disclosed to Amedisys stockholders, rescissory damages, an accounting to the plaintiff for all damages suffered as a result of Amedisys and the Amedisys Board’s alleged wrongdoing, costs of the action, including plaintiffs’ attorneys’ fees and experts’ fees, and other relief the court may deem just and proper.

In addition, following the filing of the Definitive Proxy Statement, Amedisys has also received demand letters from eight purported stockholders alleging that the Definitive Proxy Statement omitted material information that rendered it misleading or incomplete in violation of federal securities laws and the Amedisys Board breached their fiduciary duties. Amedisys has also received a demand from a purported stockholder in connection with the Definitive Proxy Statement seeking to inspect certain Amedisys corporate books and records under Section 220 of the DGCL.

While Amedisys believes that the allegations in the complaints, demand letters, and Section 220 demand letters lack merit and that the disclosures set forth in both the August 10, 2023, Schedule 14A and the Definitive Proxy Statement comply fully with applicable law, in order to moot the unmeritorious claims, avoid nuisance and possible expense and delay, and provide additional information to our stockholders, Amedisys has determined to voluntarily supplement the Definitive Proxy Statement with the supplemental disclosure set forth below (the “Supplemental Disclosure”). Nothing in the Supplemental Disclosure shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or the Definitive Proxy Statement. To the contrary, Amedisys specifically denies all allegations that any additional disclosure was or is required.

Important information concerning the proposed merger is set forth in the Definitive Proxy Statement. The Definitive Proxy Statement is amended and supplemented by, and should be read as part of, and in conjunction with the information set forth in these Definitive Additional Materials.

Supplemental Disclosures

The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in, and should be read in conjunction with, the Definitive Proxy Statement, which should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Definitive Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Definitive Proxy Statement. All page references are to pages of the Definitive Proxy Statement, and all capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement. New text within restated language from the Definitive Proxy Statement is highlighted with bold, underlined text and removed language within restated language from the Definitive Proxy Statement is indicated in ~~strikethrough text~~.

The Supplemental Disclosures are as follows:

Disclosures Relating to Amedisys’ Financial Advisor

In connection with its engagement by Amedisys, on June 25, 2023, Guggenheim Securities provided material relationships disclosures to Amedisys’s Board of Directors which included the following:

Sales and Trading Relationships and Revenues

•	Customary information barriers separate Guggenheim Securities’ investment banking business from the rest of its firm, enabling the investment banking team that is working on the Merger (the “IB Team”) to advise Amedisys without regard to any activities, relationships or business conducted outside of Guggenheim Securities’ investment banking department.

•	As of June 25, 2023, none of Amedisys, Option Care Health, Parent nor any of their respective affiliates identified to Guggenheim Securities by FactSet was a client of Guggenheim Securities’ sales and trading business or of Guggenheim Securities’ asset management affiliates and related entities.

Investments in Securities and Other Financial Interests

•	Guggenheim Securities makes markets in securities and other financial instruments but does not ordinarily take proprietary positions except as an accommodation to clients and customers; accordingly, as of June 25, 2023, Guggenheim Securities did not have any significant proprietary trading positions with respect to Amedisys, Option Care Health, Parent or their respective affiliates identified to Guggenheim Securities by FactSet.

•	In light of confidentiality obligations owed to third parties and the information barriers separating Guggenheim Securities’ investment banking business from its investment management affiliates and related entities, Guggenheim Securities is unable to disclose any positions in securities, loans or other financial instruments of or relating to Amedisys, Option Care Health, Parent or any of their respective affiliates that are held by Guggenheim Securities’ investment management affiliates and related entities. For reference purposes only, Guggenheim Securities noted that, as of June 25, 2023, reports filed by its parent company and certain affiliates under Section 13(f) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, disclosed aggregate holdings (as of March 31, 2023) of less than 1% of the equity securities of each of Amedisys, Option Care Health, Parent and any of their respective affiliates identified to Guggenheim Securities by FactSet. Guggenheim Securities noted that its affiliates and related entities may have positions in the indebtedness of, and other financial interests in, Amedisys, Option Care Health, Parent and their respective affiliates that may be substantial and are not publicly disclosed.

Personal Investments, Directorships and other Relationships

•	As of June 25, 2023, Guggenheim Securities’ internal records indicated that no member of the IB Team, nor any of their spouses, domestic partners, dependent children or other covered relatives or household members, had any significant personal investments in any securities or other financial instruments of or relating to Amedisys, Option Care Health, Parent or any of their respective affiliates identified to Guggenheim Securities by FactSet, except that one senior member of the IB Team had personal investments in the equity securities of Parent not in an amount Guggenheim Securities considered material to the independence of his professional judgment or his ability to fulfill his responsibilities without regard to those holdings.

•	Guggenheim Securities’ internal records also indicated that, as of June 25, 2023, none of its officers was a director of, or otherwise had any significant business interest in, Amedisys, Option Care Health, Parent or any of their respective affiliates identified to Guggenheim Securities by FactSet, except that several members of Guggenheim Securities’ senior management, none of whom was a part of the IB Team, had personal investments in securities of Parent, in each case not in an amount Guggenheim Securities considered material to the independence of their professional judgment or their ability to fulfill their responsibilities without regard to those holdings.

The Section of the Definitive Proxy Statement entitled “Summary—Litigation Related to the Merger” is amended and supplemented as follows:

1.	The following supplemental disclosure replaces in its entirety the paragraph beginning on pg. 16 of the Definitive Proxy Statement:

After the filing of the preliminary joint proxy statement regarding the OPCH Merger Agreement (the “OPCH Preliminary Registration Statement”), but prior to the OPCH Preliminary Registration Statement being withdrawn by Option Care Health, Amedisys received demand letters from four purported stockholders alleging that the OPCH Preliminary Registration Statement omitted material information that rendered it misleading or incomplete in violation of federal securities laws and the Amedisys Board breached their fiduciary duties. The demand letters demand corrective disclosure to the OPCH Preliminary Registration Statement. Amedisys believes the claims asserted in the demand letters are meritless. Amedisys has also received a demand from a purported stockholder in connection with the OPCH Preliminary Registration Statement seeking to inspect certain Amedisys corporate books and records under Section 220 of the DGCL. In connection with the Merger Agreement, a complaint has been filed as an individual action in the United States District Court for the Southern District of New York, captioned O’Dell v. Amedisys, Inc., et al., 22-cv-6977 (filed August 8, 2023). Following the filing of the definitive proxy statement regarding the Merger Agreement (the “Definitive Proxy Statement”), an additional eight complaints have been filed as individual actions. Of such complaints, six have been filed in the United States District Court for the Southern District of New York. The seventh complaint has been filed in the United States District Court of Delaware, and the final complaint has been filed in the 19th Judicial District Court for the Parish of East Baton Rouge State of Louisiana. Amedisys has also received demand letters from eight purported stockholders alleging that the Definitive Proxy Statement omitted material information that rendered it misleading or incomplete in violation of federal securities laws and the Amedisys Board breached their fiduciary duties. The demand letters demand corrective disclosure to the Definitive Proxy Statement. Amedisys has also received a demand from a purported stockholder in connection with the Definitive Proxy Statement seeking to inspect certain Amedisys corporate books and records under Section 220 of the DGCL. Amedisys believes that the foregoing complaints and demand letters are without merit. Other potential plaintiffs may file additional lawsuits challenging the proposed transaction. See the section entitled “Litigation Related to the Merger.”

The Section of the Definitive Proxy Statement entitled “The Merger—Opinion of Amedisys’ Financial Advisor” is amended and supplemented as follows:

1.	The following supplemental disclosure replaces in its entirety the section titled “Discounted Cash Flow Analysis” beginning on page 66 of the Definitive Proxy Statement:

Discounted Cash Flow Analysis.   Guggenheim Securities performed a discounted cash flow analysis of Amedisys based on the forecasted unlevered free cash flows for Amedisys and a two-stage terminal value calculated using an estimate of an interim growth rate during a five-year period following the end of the projection horizon and a range of perpetual growth rates thereafter.

In performing its discounted cash flow analysis with respect to Amedisys:

•	Guggenheim Securities utilized the Amedisys-Provided Financial Projections as provided and approved for Guggenheim Securities’ use by Amedisys’ senior management.

•	Guggenheim Securities used a discount rate range of 8.25% – 10.50% based on its estimate of Amedisys’ weighted average cost of capital.

•	In estimating Amedisys’ two-stage terminal value, Guggenheim Securities used an interim growth rate of 5.5% for an interim growth period in the years 2028 – 2032 (which provided a forecast of free cash flows of (dollars in millions): $208 for 2028E, $219 for 2029E, $231 for 2030E, $244 for 2031E and $258 for 2032E) and a range of perpetual growth rates of Amedisys’ normalized after-tax unlevered free cash flow after the interim growth period of 2.00% – 3.00%. The two-stage terminal values implied by the foregoing interim growth rate estimate and perpetual growth rate rage were cross-checked for reasonableness by reference to Amedisys’ implied terminal year (2027) EV/EBITDA multiples.

•	Guggenheim Securities rounded share prices to the nearest $0.25.

Guggenheim Securities’ discounted cash flow analysis for purposes of evaluating the Amedisys Common Stock resulted in an overall reference range of $63.75 – $103.25 per share of Amedisys Common Stock.

2.	The following supplemental disclosure replaces in its entirety the table titled “Amedisys Selected Publicly Traded Companies Analysis” on page 68 of the Definitive Proxy Statement:

(dollars in millions)	Enterprise Value/ CY 2023E Adj. EBITDA		Enterprise Value/ CY 2024E Adj. EBITDA		Total Enterprise Value
Unaffected Amedisys(1)
Amedisys-Provided Financial Information	12.0	x	11.7	x	--
Wall Street Equity Research Consensus Estimates	12.8	x	11.4	x	--
Other Home and Community Based Services Providers(2)
Addus Homecare Corporation	15.2	x	13.9	x	$1,537
Aveanna Healthcare Holdings Inc.	15.8	x	14.2	x	$1,786
Chemed Corporation	18.5	x	17.1	x	$8,251
Enhabit, Inc.	10.2	x	9.7	x	$1,141
ModivCare, Inc.	7.4	x	6.6	x	$1,633
Statistical Summary for Other Home and Community Based Services Providers
Median	15.2	x	13.9	x	--

(1)	Unaffected date is May 2, 2023, the last date prior to the announcement that it had signed a merger agreement with Option Care Health. Amedisys multiples utilize PF Adj. EBITDA reflecting the divestiture of Amedisys’ Personal Care segment. Wall Street equity research consensus estimates for Amedisys are from FactSet as of May 2, 2023.

(2)	Other Home and Community Based Services Providers multiples derived from Wall Street equity research consensus estimates and historical filings per FactSet as of June 23, 2023.

The Section of the Definitive Proxy Statement entitled “The Merger—Litigation Related to the Merger” is amended and supplemented as follows:

1.	The following supplemental disclosure replaces in its entirety the paragraphs of this section beginning on page 76 of the Definitive Proxy Statement:

After the filing of the OPCH Preliminary Registration Statement, but prior to the OPCH Preliminary Registration Statement being withdrawn by Option Care Health, Amedisys received demand letters from four purported stockholders alleging that the OPCH Preliminary Registration Statement omitted material information that rendered it misleading or incomplete in violation of federal securities laws and the Amedisys Board breached their fiduciary duties. The demand letters demand corrective disclosure to the OPCH Preliminary Registration Statement. Amedisys believes the claims asserted in the demand letters are meritless. Amedisys has also received a demand from a purported stockholder in connection with the OPCH Preliminary Registration Statement seeking to inspect certain Amedisys corporate books and records under Section 220 of the DGCL.

Following the filing of the definitive proxy statement regarding the Merger Agreement (the “Definitive Proxy Statement”) Amedisys received demand letters from eight purported stockholders alleging that the Definitive Proxy Statement omitted material information that rendered it misleading or incomplete in violation of federal securities laws and the Amedisys Board breached their fiduciary duties. The demand letters demand corrective disclosure to the Definitive Proxy Statement. Amedisys believes the claims asserted in the demand letters are meritless. Amedisys has also received a demand from a purported stockholder in connection with the Definitive Proxy Statement seeking to inspect certain Amedisys corporate books and records under Section 220 of the DGCL.

In connection with the Merger Agreement, nine purported stockholders filed complaints as individual actions. Of these complaints, seven have been filed in the United States District Court for the Southern District of New York: O’Dell v. Amedisys, Inc., et al., 22-cv-6977 (filed August 8, 2023) (the “O’Dell Complaint”), McDaid v. Amedisys, Inc. et al., 23-cv-07070 (filed August 10, 2023) (the “McDaid Complaint”), Wang v. Amedisys Inc. et al., 23-cv-07104 (filed August 11, 2023) (the “Wang Complaint”), Persich v. Amedisys, Inc. et al, Docket No. 1:23-cv-07177 (filed Aug 14, 2023) (the “Persich Complaint”), Weiss v. Amedisys Inc. et al., 23-cv-07253 (filed August 16, 2023) (the “Weiss Complaint”), Murray v. Amedisys Inc. et al., 23-cv-07258 (filed August 16, 2023) (the “Murray Complaint”), and F.M. Bryd Family Trust v. Amedisys Inc. et al., 23-cv-07631 (filed August 28, 2023) (the “Bryd Complaint”). The eighth complaint has been filed as an individual action in the in the United States District Court of Delaware, captioned Moore v. Amedisys Inc. et al., 23-cv-00902-UNA (filed August 16, 2023) (the “Moore Complaint”). The final complaint ~~a complaint~~ has been filed as an individual action in the ~~United States District Court for the Southern District of New York~~19th Judicial District Court for the Parish of East Baton Rouge State of Louisiana, captioned ~~O’Dell v. Amedisys, Inc., et al., 22-cv-6977~~Robert Garfield v. Richard Ashworth et al., C-73625532 (filed August ~~8~~21, 2023) (the “Garfield Complaint”). The foregoing complaints ~~is~~ are referred to as the “~~Transaction Action~~ Filed Complaints”.

The O’Dell Complaint ~~Transaction Action~~ generally allege that the preliminary proxy statement filed by Amedisys with the SEC on July 31, 2023 misrepresents and/or omits certain purportedly material information relating to Amedisys’ financial projections and the analyses performed by the financial advisor to the Amedisys Board in connection with the Merger. The O’Dell Complaint ~~Transaction Action~~ asserts violations of Section 14(a) of the Exchange Act, and Rule 14a-9 promulgated thereunder and 17 C.F.R. § 244.100 against all defendants (Amedisys and the Amedisys Board) and violations of Section 20(a) of the Exchange Act against Amedisys’ directors.

The Garfield Complaint generally alleges that the Definitive Proxy Statement filed by Amedisys with the SEC on August 10, 2023, omitted material information relating to Amedisys’ financial projections and the conflicts of interest of Guggenheim Securities in connection with the Merger that rendered it misleading or incomplete. The Garfield Complaint also alleges that the Amedisys Board was self-interested, causing the Company (i) to be sold for inadequate consideration and (ii) to hire Guggenheim Securities as its financial advisor notwithstanding an alleged conflict of interest. The Garfield Complaint asserts negligent misrepresentation and negligence against all defendants (Amedisys and the Amedisys Board) under the Louisiana Civil Code.

Both ~~Tt~~he ~~Transaction Action~~ O’Dell Complaint and the Garfield Complaint seek~~s~~, among other things, an injunction enjoining the stockholder vote on the Merger and the consummation of the Merger unless and until certain additional information is disclosed to Amedisys stockholders, rescissory damages, an accounting to the plaintiff for all damages suffered as a result of Amedisys and the Amedisys Board’s alleged wrongdoing, costs of the action, including plaintiffs’ attorneys’ fees and experts’ fees, and other relief the court may deem just and proper.

Amedisys cannot predict the outcome of the ~~Transaction Action~~ Filed Complaints. Amedisys believes that the ~~Transaction Action~~ Filed Complaints are ~~is~~ without merit and Amedisys and the individual defendants intend to vigorously defend against the ~~Transaction Action~~ Filed Complaints and any subsequently filed similar actions. If additional similar complaints are filed, Amedisys will not necessarily disclose such additional filings, unless such disclosure is required by law.

—END OF SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT—

Additional Information and Where to Find It

In connection with the proposed transaction, Amedisys filed a Definitive Proxy Statement with the United States Securities and Exchange Commission (the “SEC”) on August 10, 2023. INVESTORS AND SECURITY HOLDERS OF AMEDISYS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the Proxy Statement, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about the Company, when available through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Amedisys are available free of charge on Amedisys' internet website at https://investors.amedisys.com or by contacting Amedisys' investor relations department at IR@amedisys.com.

Certain Information Regarding Participants

Amedisys and its directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Amedisys is set forth in its Definitive Proxy Statement for its 2023 special meeting of stockholders, which was filed with the SEC on August 10, 2023. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from the investor relations department of Amedisys as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include projections as to the anticipated benefits of the proposed transaction as well as statements regarding the impact of the proposed transaction on UnitedHealth Group’s and Amedisys’ business and future financial and operating results, the amount and timing of synergies from the proposed transaction and the closing date for the proposed transaction.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions regarding the future of Amedisys’ business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Amedisys’ control. Amedisys’ actual results and financial condition may differ materially from those indicated in the forward-looking statements as a result of various factors. These factors include, among other things, (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the inability to complete the proposed transaction on the anticipated terms and timetable, (2) the inability to complete the proposed transaction due to the failure to satisfy all of the conditions to closing in a timely manner or at all, or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) the effect of the pendency of the proposed transaction on Amedisys’ ability to maintain relationships with its patients, payers and providers and retain its management and key employees, (4) costs related to the proposed transaction, and (5) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks, uncertainties and assumptions can be found in UnitedHealth Group’s and Amedisys’ respective filings with the SEC, including the risk factors discussed in Amedisys’ most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward-looking statement made in this communication is based only on information currently available to Amedisys and speaks only as of the date on which it is made. Amedisys undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. You are cautioned not to rely on Amedisys’ forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Richard Ashworth
Name: Richard Ashworth
Title: President and Chief Executive Officer

DATE: September 1, 2023